CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of the SEI Daily Income Trust (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended July 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 4, 2011

/s/ Robert A. Nesher
Robert A. Nesher

President and Chief Executive Officer

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Controller & CFO of the SEI Daily Income Trust (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended July 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 4, 2011

/s/ Peter A. Rodriguez
Peter A. Rodriguez

Controller & CFO